UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36332	20-1968197
(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 11, 2017, Aldeyra Therapeutics, Inc. (“Aldeyra” or the “Company”) executed a Lease Agreement (the “Office Lease”) with WLC Three VI, L.L.C. (“WLC”) for approximately 6,924 square feet of office space located at 131 Hartwell Avenue, 3rd Floor, Lexington, Massachusetts (the “Premises”). The Company intends to continue to use the Premises as its corporate headquarters. The Premises is comprised of two subsections: (i) approximately 3,736 square feet of rentable space (the “Phase I Premises”) and (ii) approximately 3,188 square feet of rentable space (the “Phase II Premises”). The Phase I Premises lease commences on November 1, 2017 and the Phase II Premises lease commences on January 1, 2018. The term with respect to the Premises shall be for a period ending on December 31, 2020, or as extended under the Company’s option to extend in the Office Lease. The Office Lease provides for a monthly base rent of $7,316.33, increasing each year as indicated in the Office Lease. In addition to the base rent, the Company is required to pay WLC certain operating expenses, taxes and other fees in accordance with the terms of the Office Lease. The Office Lease contains customary representations and covenants regarding occupancy, maintenance and care of the Premises. The Company will post an initial security deposit in the amount of $40,678.50.

The foregoing description of the Office Lease does not purport to be complete and is qualified in its entirety by the full text of the Office Lease, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2017.

Item 7.01.	Regulation FD Disclosure.

On September 12, 2017, management of Aldeyra will hold a conference call at 8:00 am ET to discuss data from its multi-center, double-blind, randomized Phase 2a clinical trial of topical ocular ADX-102 for the treatment of Dry Eye Disease (DED). A copy of the presentation being used in connection with this conference call is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

On September 12, 2017, Aldeyra issued a press release announcing data from its multi-center, double-blind, randomized Phase 2a clinical trial of topical ocular ADX-102 for the treatment of DED. A copy of Aldeyra’ press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Presentation dated September 12, 2017

99.2	Aldeyra Therapeutics, Inc. Press Release dated September 12, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady, M.D., Ph.D.
Name:	Todd C. Brady, M.D., Ph.D.
Title:	President and Chief Executive Officer

Dated: September 12, 2017